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                                                                         EXHIBIT

                                    AGREEMENT

         The undersigned hereby agree in writing pursuant to the provisions of Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, that the Amendment No. 1 to Schedule 13G to which this Agreement is attached is filed on behalf of each of the undersigned.

Dated:  February 13, 2002

                                   BANK OF AMERICA, N.A., RICHARD C. SEAVER AND
                                   R. CARLTON SEAVER, AS CO-TRUSTEES OF THE
                                   TRUST ESTABLISHED UNDER PARAGRAPH V OF THE
                                   WILL OF FRANK R. SEAVER

                                   Bank of America, N.A., Co-Trustee


                                   By:      /s/ Robert J. Kitzman
                                      ------------------------------------------
                                   Name:    Robert J. Kitzman
                                        ----------------------------------------
                                   Title:   Vice President
                                         ---------------------------------------


                                   By:      /s/ Richard C. Seaver
                                      ------------------------------------------
                                            Richard C. Seaver, Co-Trustee


                                   By:      /s/ R. Carlton Seaver
                                      ------------------------------------------
                                            R. Carlton Seaver, Co-Trustee


                                   BANK OF AMERICA, N.A.


                                   By:      /s/ Robert J. Kitzman
                                      ------------------------------------------
                                   Name:    Robert J. Kitzman
                                        ----------------------------------------
                                   Title:   Vice President
                                          --------------------------------------